AVITAR INC.
                                   65 Dan Road
                                Canton, MA 02021
                                 (781) 821-2440


                                   May 4, 2006


AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

         Re:      Avitar Inc, (the "Company") -Amendment of Warrants

Ladies and Gentlemen:

     This letter sets forth the agreement of the parties hereto to cancel certain warrants which are exercisable into shares of the Company's Common
Stock, par value $.01 per share, originally issued by the Company to the investors listed in the signature page hereto (collectively, the "Investors") pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of September 22, 2005, by and among the Company and the Investors (collectively, the "Warrants").

     By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1. All Warrants issued by the Company to the Investors shall be deemed cancelled in its entirety; and

2. The Company agrees to issue 3,000,000 warrants to the Investors with a strike price of $1.25 and a term of seven years on May 4, 2006 in consideration for the cancellation of the old Warrants and the advancement of certain monies.

     The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

                            [Signature Page Follows]

         Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.


                                             Sincerely,

                                             AVITAR, INC.


                                             --------------------------------
                                             Peter Phildius
                                             Chief Executive Officer
ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC



Corey S. Ribotsky, Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,



Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC



Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC



Corey S. Ribotsky, Manager